UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 27, 2007

(Date of Earliest Event Reported)

1st Pacific Bancorp

(Exact Name of Registrant as Specified in its Charter)

California	000-52436	20-5738252
(State or other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

4275 Executive Square, Suite 650,

La Jolla, California 92037

(Address of principal executive offices)

(858) 875-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☒ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01               Other Events.

On March 27, 2007, 1st Pacific Bancorp (the “Company”) issued a press release announcing its plans to appoint two directors of Landmark National Bank to the Company’s board of directors once the merger is finalized between Landmark National Bank, the Company and 1st Pacific Bank of California, a wholly owned subsidiary of the Company.  The election of these new, potential directors is not expected to occur until after completion of the merger. The press release is included as Exhibit 99.1 to this filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press release announcing plans to appoint two new directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st Pacific Bancorp

	By:	/s/ James H. Burgess
James H. Burgess,
Executive Vice President,
Chief Financial Officer and
Principal Accounting Officer

Date: March 27, 2007